UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2014

BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

           Delaware                                                            001-32383                                                          77-0627356
(State or other                                               (Commission                                               (I.R.S. Employer
jurisdiction of                                               File Number)                                               Identification No.)
incorporation)

4300 Wildwood Parkway, Atlanta, Georgia                                                             30339
         (Address of principal executive offices)                                                           (Zip Code)

Registrant's telephone number, including area code:  (770) 953-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                       Submission of Matters to a Vote of Security Holders

On May 15, 2014, BlueLinx Holdings Inc. (the "Company") held its Annual Meeting of Stockholders to (1) elect nine directors to hold office until the 2015 Annual Meeting of Stockholders or until their successors are duly elected and qualified, (2) ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2014, and (3) approve the advisory, non-binding resolution regarding the executive compensation described in the Company's Proxy Statement.

At the close of business of April 4, 2014, the record date, an aggregate of 87,601,516 shares of the Company's common stock were issued and outstanding. At the meeting 84,222,344 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

At the May 15, 2014 Annual Meeting of Stockholders, the Company's stockholders voted as follows:

(1)	For the election of the below-named nominees to the Board of Directors of the Company:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Kim S. Fennebresque	73,144,740	1,852,082	9,225,522
Richard S. Grant Roy W. Haley Ronald E. Kolka Mitchell B. Lewis Steven F. Mayer Gregory S. Nixon Alan H. Schumacher M. Richard Warner	72,781,554 73,284,778 64,106,537 64,985,693 64,091,378 72,781,358 72,626,014 72,256,031	2,215,268 1,712,044 10,890,285 10,011,129 10,905,444 2,215,464 2,370,808 2,740,791	9,225,522 9,225,522 9,225,522 9,225,522 9,225,522 9,225,522 9,225,522 9,225,522

(2)	For the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014:

For	Against	Abstain
83,647,954	558,036	16,354

(3)        For the approval of the advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement:

For	Against	Abstain	Broker Non-Vote
73,215,142	1,731,611	50,069	9,225,522

Item 8.01.                      Other Events.

On May 20, 2014, the Company consummated the sale of its distribution center located in Portland, Oregon. The approximately 109,100 square-foot distribution center sold for $7.2 million. The Company expects to record a gain of approximately $4.9 million related to this transaction in the second quarter of 2014 as a reduction of operating expense. The Company will use the proceeds from the sale to pay down debt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC. By: /s/ Sara E. Epstein Sara E. Epstein Corporate Secretary

Dated:  May 20, 2014